EXHIBIT 99.2

DATE:                   February 15, 2007

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-OA2 (the "Trustee") ("Party B")
                        101 Barclay Street, 4W,
                        New York, New York 10286,
                        Attention: Corporate Trust Administration, CWALT, Series 2007-OA2

FROM:                   Swiss Re Financial Products Corporation ("Party A")

SUBJECT:                Fixed Income Derivatives Confirmation

REFERENCE NUMBER:       1246264

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Party A and Party B. This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in
      Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the 2000 ISDA Definitions (the "Definitions"); and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

      Capitalized terms used and not defined in this Confirmation, the ISDA Master Agreement, the Credit Support Annex or the Definitions shall have the meanings given to such terms in the Pooling and Servicing Agreement, dated as of January 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").


REFERENCE NUMBER:  1246264             1

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:          Interest Rate Cap

      Notional Amount:              With respect to any Calculation Period,
                                    the amount set forth for such period on
                                    Schedule I attached hereto.

      Trade Date:                   January 24, 2007

      Effective Date:               January  25, 2008

      Termination Date:             October 25, 2011

      Fixed Amounts:

            Fixed Rate Payer:       Party B

            Fixed Amount:           USD 662,000; provided, however, that
                                    payment of the Fixed Amount to Party A has been made on behalf of Party B by UBS
                                    Securities LLC

            Fixed Rate Payer
            Payment Date:           February 15, 2007

      Floating Amounts:

            Floating Rate Payer:    Party A

            Cap Rate:               6.805%

            Floating Rate Payer
            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    February 25, 2008, and ending on the
                                    Termination Date subject to No Adjustment.

            Floating Rate Payer
            Payment Dates:          Early payment shall be applicable.  The
                                    Floating Rate Payer Payment Date shall be two (2) Business Days prior to each Period
                                    End Date, commencing on February 21, 2008

            Floating Rate Option:   USD-LIBOR-BBA, provided, however, for any
                                    Calculation Period, if the Floating Rate
                                    Option is greater than the rate set forth opposite such Calculation Period as set forth in Schedule A under the heading Cap
                                    Rate II (%), then the Floating Rate Option for such Calculation Period shall be deemed to be such rate.

            Designated Maturity:    One month

            Floating Rate Day
            Count Fraction:         30/360

            Reset Dates:            The first day of each Calculation Period.

            Compounding:            Inapplicable

            Business Days:          New York


REFERENCE NUMBER:  1246264             2

            Calculation Agent:            As specified in Part 4(e) herein.












REFERENCE NUMBER:  1246264             3

3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master
      Agreement:

Part 1.     Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in
            Section 14, except that such term shall not include insurance contracts entered into in the ordinary course of Party A's Credit Support Provider's insurance business.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A's Credit Support Provider.

            "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred


REFERENCE NUMBER:  1246264             4
            stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; except that the provisions of
            Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting in lieu thereof ", (3), (4) as amended, (5), and (6) as amended".

     (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A, except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B,; provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply,; provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:


REFERENCE NUMBER:  1246264             5

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B equal to:

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
                  (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B;


REFERENCE NUMBER:  1246264             6
                  provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

            (F) With respect to any Replacement Transaction, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided however that notwithstanding the provisions of this Part 5(f), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).











REFERENCE NUMBER:  1246264             7

Part 2.     Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii)  Indemnifiable Tax. The definition of "Indemnifiable Tax" in
            Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.






REFERENCE NUMBER:  1246264             8

Part 3.     Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:


-----------------------------------------------------------------------------------------------------------------
Party required to              Form/Document/                                   Date by which to
deliver document               Certificate                                      be delivered
-----------------------------------------------------------------------------------------------------------------
Party A                        An original properly completed                   (i) upon execution of this
                               and executed United States                       Agreement, (ii) on or before
                               Internal Revenue Service Form                    the first payment date under
                               W-9 including applicable                         this Agreement, including any
                               attachments (or any successor                    Credit Support Document, (iii)
                               thereto) with respect to any                     promptly upon the reasonable
                               payments received or to be                       demand by Party B, (iv) prior
                               received by Party A that                         to the expiration or
                               eliminates U.S. federal                          obsolescence of any previously
                               withholding and backup                           delivered form, and (v)
                               withholding Tax on payments to                   promptly upon the information
                               Party A under this Agreement.                    on any such previously
                                                                                delivered form becoming
                                                                                inaccurate or incorrect.
-----------------------------------------------------------------------------------------------------------------
Party B                        (i) Upon execution of this                       (i) upon execution of this
                               Agreement, an original properly                  Agreement, (ii) on or before
                               completed and executed United                    the first payment date under
                               States Internal Revenue Service                  this Agreement, including any
                               Form W-9 including applicable                    Credit Support Document, (iii)
                               attachments (or any successor                    promptly upon the reasonable
                               thereto) with respect to any                     demand by Party A, (iv) prior
                               payments received or to be                       to the expiration or
                               received by the initial                          obsolescence of any previously
                               beneficial owner of payments to                  delivered form, and (v)
                               Party B under this Agreement,                    promptly upon the information
                               and (ii) thereafter,  the                        on any such previously
                               appropriate tax certification                    delivered form becoming
                               form (i.e., IRS Form W-9 or IRS                  inaccurate or incorrect.
                               Form W-8BEN, W-8IMY, W-8EXP or
                               W-8ECI, as applicable (or any
                               successor form thereto)) with
                               respect to any payments received
                               or to be received by the
                               beneficial owner of payments to
                               Party B under this Agreement
                               from time to time.
-----------------------------------------------------------------------------------------------------------------



REFERENCE NUMBER:  1246264             9

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:


------------------------------------------------------------------------------------------------------------------------------
Party required to         Form/Document/                              Date by which to                     Covered by
deliver document          Certificate                                 be delivered                         Section 3(d)
                                                                                                           Representation
------------------------------------------------------------------------------------------------------------------------------
Party A and               Any documents required by the               Upon the execution and               Yes
Party B                   receiving party to evidence the             delivery of this Agreement
                          authority of the delivering
                          party or its Credit Support
                          Provider, if any, for it to
                          execute and deliver the
                          Agreement, this Confirmation,
                          and any Credit Support
                          Documents to which it is a
                          party, and to evidence the
                          authority of the delivering
                          party or its Credit Support
                          Provider to perform its
                          obligations under the
                          Agreement, this Confirmation
                          and any Credit Support
                          Document, as the case may be
------------------------------------------------------------------------------------------------------------------------------
Party A and               A certificate of an authorized              Upon the execution and               Yes
Party B                   officer of the party, as to the             delivery of this Agreement
                          incumbency and authority of the
                          respective officers of the
                          party signing the Agreement,
                          this Confirmation, and any
                          relevant Credit Support
                          Document, as the case may be
------------------------------------------------------------------------------------------------------------------------------
Party A                   Annual Report of Party A's                  Promptly upon becoming               Yes
                          Credit Support Provider                     publicly available
                          containing consolidated
                          financial statements certified
                          by independent certified public
                          accountants and prepared in
                          accordance with generally
                          accepted accounting principles
                          in the country in which Party
                          A's Credit Support Provider is
                          organized
------------------------------------------------------------------------------------------------------------------------------
Party A                   Semi Annual Financial Statements            Promptly upon becoming               Yes
                          of Party A's Credit Support                 publicly available
                          Provider containing unaudited,
                          consolidated financial
                          statements of Party A's Credit
                          Support Provider's Interim
                          Report prepared in accordance
                          with generally accepted
                          accounting principles in the
                          country in which Party A's
                          Credit Support Provider is
                          organized
------------------------------------------------------------------------------------------------------------------------------
Party A                   A guarantee of Swiss Reinsurance            Upon the execution and               No
                          Company                                     delivery of this Agreement
------------------------------------------------------------------------------------------------------------------------------
Party A                   An opinion of counsel to Party              Upon the execution and               No
                          A's Guarantor                               delivery of this Agreement
------------------------------------------------------------------------------------------------------------------------------
Party B                   Pooling and Servicing Agreement             Upon the execution and               No
                                                                      delivery of this Agreement
------------------------------------------------------------------------------------------------------------------------------



REFERENCE NUMBER:  1246264             10

Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

      Address for notices or communications to Party A:

      Address:           Swiss Re Financial Products Corporation
                         55 East 52nd Street
                         New York, New York 10055
                         Attention: Head of Operations
                         Facsimile No. (917) 322-7201

      With a copy to:    Swiss Re Financial Products Corporation
                         55 East 52nd Street
                         New York, New York 10055
                         Attention: Legal Department
                         Facsimile No.: (212) 317-5474

      Address for notices or communications to Party B:

      Address:           The Bank of New York,
                         101 Barclay Street, 4W Floor
                         New York, NY 10286
      Attention:         Corporate Trust Administration, MBS Administration,
                         CWALT Series 2007-OA2
      Facsimile:         212-815-3986
      Phone:             212-815-6093

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.


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


(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)   Affiliate. "Affiliate" shall have the meaning assigned thereto in
      Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii).


REFERENCE NUMBER:  1246264             12

Part 5.     Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g) Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
                        (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.


REFERENCE NUMBER:  1246264             13

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in
            Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Moody's First Rating Trigger Collateral. If (A) A Moody's First Trigger Ratings Event has occurred and has been continuing for 30 or more Local Business Days and (B) Party A has failed to either
            (i) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that maintains the Moody's First Trigger Ratings Threshold or (ii) procure an Eligible Replacement in accordance with the definition of "Permitted Transfer" or (iii) comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Moody's Second Rating Trigger Replacement. If (A) Party A has failed to comply with the Second Trigger Conditions and 30 or more Local Business Days have elapsed since the last time a Moody's Second Trigger Ratings Event did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement in accordance with the definition of "Permitted Transfer" and/or (ii) at least one entity that maintains the Moody's First Trigger Ratings Threshold has made a Firm Offer to provide an Eligible Guarantee, in respect of all of Party A's present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) S&P Ratings Event. If (A) An S&P Approved Ratings Event shall occur and be continuing, and Party A fails, as soon as reasonably practicable, at its own expense, using commercially reasonable efforts, to satisfy the conditions set forth under Collateralization Event or (B) an S&P Required Ratings Event shall occur and be continuing, and Party A fails, as soon as reasonably practicable, at its own expense, using commercially reasonable efforts, to satisfy the conditions set forth under Ratings Event, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv) Provision of Information Required by Regulation AB. Party A shall fail to comply with the terms of the Regulation AB Agreement. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to such Additional Termination Event.


REFERENCE NUMBER:  1246264             14

      (v) Optional Termination of the Securitization. If, at any time, the Terminator purchases the Mortgage Loans pursuant to Section 9.01 of the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred and Party B shall be the sole Affected Party with respect thereto; provided, however, that notwithstanding Section 6(b)(iv) of the Master Agreement, only Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that the Early Termination Date shall not be prior to the Optional Termination Date.

(d) Required Ratings Downgrade Event. In the event that a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, as soon as reasonably practicable and so long as such Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an entity with credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

(e) Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and (b) the Rating Agency Condition has been satisfied with respect to S&P. At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

      (ii) If an Eligible Replacement has made a Firm Offer to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. This provision will survive the termination of this Agreement.

(h) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party; provided however that Party A shall still have the right to declare an Event of Default under Section 5(a)(i) and 5(a)(iii) as a result of Party B's failure to satisfy its obligations under Paragraph 3(b) of the Credit Support Annex.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this


REFERENCE NUMBER:  1246264             15

      Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(j) No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust or the trust created pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that BNY, may act as Party B's agent to carry out certain functions on behalf of Party B in respect of this Agreement, and that BNY shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.


REFERENCE NUMBER:  1246264             16

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions
      (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)   Additional representations.

      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction in its capacity as Trustee.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are


REFERENCE NUMBER:  1246264             17
            entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   Reserved.

(y)   Reserved.

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

            "Collateralization Event" means, the Relevant Entity shall fail to maintain the S&P Approved Ratings Threshold. For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody's and S&P), (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies the S&P Approved Ratings Threshold or (iii) obtain an Eligible Replacement in accordance with the definition of Permitted Transfer that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P, replaces the outstanding Transactions hereunder with transactions on identical terms; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, or (ii) a Termination Event or an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) that is provided by a guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required

            "Eligible Replacement" means an entity (A)(i) that (a) has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold and (b) has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold; or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an entity with credit ratings at least equal to the Moody's First Trigger Ratings Threshold and the S&P Approved Ratings Threshold and (B) has executed an Item 1115 Agreement with the Depositor or has agreed to incorporate substantially similar provisions in the relevant Transfer Agreement or confirmation.


REFERENCE NUMBER:  1246264             18

            "Firm Offer" means an offer which, when made, remains capable of becoming legally binding upon acceptance.

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Ratings Threshold" means (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Ratings Threshold" means , with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America (or another jurisdiction reasonably acceptable to Party B; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under
            Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer; (d) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv),
            Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (h) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

            "Rating Agency" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the CWALT, Inc. Alternative Loan Trust 2007-OA2, Mortgage Pass-Through Certificates (the "Certificates").

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Rating Agencies and receive from


REFERENCE NUMBER:  1246264             19
            each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

            "Ratings Event" means, the Relevant Entity shall fail to satisfy the S&P Required Ratings Threshold or the Relevant Entity is no longer rated by S&P. Within 30 calendar days from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement in accordance with the definition of "Permitted Transfer" that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P, replaces the outstanding Transactions hereunder with transactions on identical terms; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies the S&P Approved Ratings Requirement. In addition, immediately upon the occurrence of a Ratings Event, Party A shall be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody's and S&P).

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date.

            "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings from a Rating Agency at least equal to the Required Ratings Threshold for that Rating Agency.

            "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "S&P Approved Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Approved Ratings Threshold" means a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

            "S&P Required Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

            "S&P Required Ratings Threshold" means a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".


REFERENCE NUMBER:  1246264             20

            "Second Trigger Conditions" mean so long as a Moody's Second Trigger Ratings Event has occurred and is occurring, Party A shall, at its own expense, use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that maintains the Moody's First Trigger Ratings Threshold or (ii) obtain an Eligible Replacement in accordance with the definition of "Permitted Transfer" that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms. In addition, Party A shall comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex.



              [Remainder of this page intentionally left blank.]


REFERENCE NUMBER:  1246264             21

4.    Account Details and Settlement Information:


Payments to Party A:     JPMorgan Chase Bank
                         ABA# :   021000021
                         SWIFT:  CHASUS33
                         Account of:  Swiss Re Financial Products
                         Account No.:  066-911184
                         Reference: CWALT Series 2007-OA2

Payments to Party B:     The Bank of New York
                         New York, NY
                         ABA # 021-000-018
                         GLA # 111-565
                         For Further Credit: TAS A/C 501803
                         Attn: Matthew Sabino 212-815-6093
                         Fax: 212-815-3986



This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.







REFERENCE NUMBER:  1246264             22

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

SWISS RE FINANCIAL PRODUCTS CORPORATION



By:     /s/ Robert Spuler
      ------------------------------------
      Name:   Robert Spuler
      Title:  Senior Vice President


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-OA2



By:     /s/ Michael Cerchio
      -------------------------------------
      Name:   Michael Cerchio
      Title:  Assistant Treasurer






REFERENCE NUMBER:  1246264             23


                                                       SCHEDULE I

Amortization Schedule, subject to No Adjustment

----------------------------------------------------------------------------------------------------------------------
      From and including              To but excluding             Notional Amount (USD)         Cap Rate II (%)
----------------------------------------------------------------------------------------------------------------------
       January 25, 2008               February 25,2008                 573,080,000.00                  6.865
----------------------------------------------------------------------------------------------------------------------
       February 25,2008                 March 25,2008                  559,456,000.00                  6.977
----------------------------------------------------------------------------------------------------------------------
        March 25,2008                  April 25, 2008                  544,970,000.00                   7.1
----------------------------------------------------------------------------------------------------------------------
        April 25, 2008                  May 25, 2008                   529,688,000.00                  7.211
----------------------------------------------------------------------------------------------------------------------
         May 25, 2008                   June 25, 2008                  513,666,000.00                  7.314
----------------------------------------------------------------------------------------------------------------------
        June 25, 2008                   July 25, 2008                  497,412,000.00                  7.413
----------------------------------------------------------------------------------------------------------------------
        July 25, 2008                  August 25,2008                  477,187,000.00                  7.505
----------------------------------------------------------------------------------------------------------------------
        August 25,2008               September 25, 2008                461,677,000.00                  7.598
----------------------------------------------------------------------------------------------------------------------
      September 25, 2008              October 25, 2008                 446,730,000.00                   7.68
----------------------------------------------------------------------------------------------------------------------
       October 25, 2008               November 25, 2008                432,320,000.00                  7.761
----------------------------------------------------------------------------------------------------------------------
      November 25, 2008               December 25, 2008                418,420,000.00                  7.837
----------------------------------------------------------------------------------------------------------------------
      December 25, 2008               January 25, 2009                 404,961,000.00                  7.895
----------------------------------------------------------------------------------------------------------------------
       January 25, 2009               February 25, 2009                387,781,000.00                  7.951
----------------------------------------------------------------------------------------------------------------------
      February 25, 2009                March 25, 2009                  375,395,000.00                  8.004
----------------------------------------------------------------------------------------------------------------------
        March 25, 2009                 April 25, 2009                  363,423,000.00                  8.037
----------------------------------------------------------------------------------------------------------------------
        April 25, 2009                  May 25, 2009                   351,860,000.00                  8.073
----------------------------------------------------------------------------------------------------------------------
         May 25, 2009                   June 25, 2009                  340,691,000.00                  8.109
----------------------------------------------------------------------------------------------------------------------
        June 25, 2009                   July 25, 2009                  329,876,000.00                  8.125
----------------------------------------------------------------------------------------------------------------------
        July 25, 2009                  August 25, 2009                 310,431,000.00                  8.132
----------------------------------------------------------------------------------------------------------------------
        August 25, 2009               September 25, 2009               300,190,000.00                  8.139
----------------------------------------------------------------------------------------------------------------------
       September 25, 2009              October 25, 2009                290,278,000.00                  8.138
----------------------------------------------------------------------------------------------------------------------
        October 25, 2009               November 25, 2009               280,689,000.00                  8.135
----------------------------------------------------------------------------------------------------------------------
       November 25, 2009               December 25, 2009               271,263,000.00                  8.133
----------------------------------------------------------------------------------------------------------------------
       December 25, 2009               January 25, 2010                261,784,000.00                  8.116
----------------------------------------------------------------------------------------------------------------------
        January 25, 2010               February 25, 2010               245,796,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
       February 25, 2010                March 25, 2010                 237,104,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
         March 25, 2010                 April 25, 2010                 228,727,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
         April 25, 2010                  May 25, 2010                  220,559,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
          May 25, 2010                   June 25, 2010                 212,693,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
         June 25, 2010                   July 25, 2010                 205,063,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
         July 25, 2010                  August 25, 2010                191,258,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
        August 25, 2010               September 25, 2010               184,385,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
       September 25, 2010              October 25, 2010                177,773,000.00                  9.007
----------------------------------------------------------------------------------------------------------------------
        October 25, 2010               November 25, 2010               171,412,000.00                  7.829
----------------------------------------------------------------------------------------------------------------------
       November 25, 2010               December 25, 2010               165,292,000.00                  7.772
----------------------------------------------------------------------------------------------------------------------
       December 25, 2010               January 25, 2011                159,406,000.00                  7.707
----------------------------------------------------------------------------------------------------------------------
        January 25, 2011               February 25, 2011               147,754,000.00                  7.643
----------------------------------------------------------------------------------------------------------------------
       February 25, 2011                March 25, 2011                 142,525,000.00                  7.569
----------------------------------------------------------------------------------------------------------------------
         March 25, 2011                 April 25, 2011                 137,496,000.00                  7.487
----------------------------------------------------------------------------------------------------------------------
         April 25, 2011                  May 25, 2011                  132,659,000.00                  7.405
----------------------------------------------------------------------------------------------------------------------
          May 25, 2011                   June 25, 2011                 128,005,000.00                  7.311
----------------------------------------------------------------------------------------------------------------------
         June 25, 2011                   July 25, 2011                 123,530,000.00                  7.212
----------------------------------------------------------------------------------------------------------------------
         July 25, 2011                  August 25, 2011                113,577,000.00                   7.11
----------------------------------------------------------------------------------------------------------------------
        August 25, 2011               September 25, 2011               109,624,000.00                  7.001
----------------------------------------------------------------------------------------------------------------------
       September 25, 2011              October 25, 2011                105,821,000.00                  6.883
----------------------------------------------------------------------------------------------------------------------




REFERENCE NUMBER:  1246264             24

REFERENCE NUMBER:  1246264             25

                                    Annex A

                   Paragraph 13 of the Credit Support Annex




REFERENCE NUMBER:  1246264             26